Exhibit 10.2

SECURED PROMISSORY NOTE

$1,600,000	July 30, 2012 Los Angeles, California

For value received, the each of undersigned, indiePub Entertainment, Inc., a Delaware corporation (formerly known as Zoo Entertainment, Inc.), Zoo Games, Inc., a Delaware corporation, Zoo Publishing, Inc., a New Jersey corporation, and indiePub, Inc., a Delaware corporation (collectively, the “Borrowers”), hereby jointly and severally promise to pay to the order of MMB Holdings LLC, a Delaware limited liability company (the “Lender”), in the lawful currency of the United States of America, and in immediately available funds, the principal amount of (a) One Million Six Hundred Thousand ($1,600,000), or, if different, (b) the aggregate unpaid principal amount of all Additional Loans made by the Lender to the Borrower pursuant to that certain Loan and Security Agreement, dated as of March 9, 2012, among the Borrowers and the Lender, as amended by that certain First Amendment thereto, dated as of July 30, 2012 (as further amended, restated, modified or supplemented from time to time, the “Loan Agreement”), in each case (i) plus interest thereon and all other amounts due to Lender under the Loan Documents in respect of the Additional Loans, and (ii) in the manner and upon the terms and conditions set forth in the Loan Agreement. Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

The holder of this Promissory Note is authorized to endorse on Schedule A annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, the date and the amount of each Loan evidenced by this Promissory Note and of each payment or prepayment of principal or interest with respect thereto and such holder shall so endorse such schedule prior to any transfer of this Promissory Note. Each such endorsement shall be deemed to be conclusive and binding upon the Borrowers except to the extent of manifest error, and the failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Borrowers in respect of the Loans evidenced by this Promissory Note. The holder of this Promissory Note may assign all or any portion of this Promissory Note to any Person at any time in accordance with Section 9.4(b) of the Loan Agreement.

This Promissory Note is subject to the provisions of the Loan Agreement and secured as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security, the terms and conditions upon which the security interests were granted, and the rights of the holder of this Promissory Note in respect thereof. Upon the occurrence of any Event of Default, all principal and all accrued interest then remaining unpaid on this Promissory Note shall become, or may be declared to be, immediately due and payable, all as provided in the Loan Agreement. The Borrower hereby waives presentment, demand, protest and all other notices of any kind to the fullest extent permitted by applicable law.

No amendment, modification or waiver of any provision hereof nor consent to any departure from the terms of this Promissory Note shall be effective unless the same shall be in writing and signed by the Borrowers and the Lender, and any such waiver or consent shall only be effective in the specific instance and for the specific purpose for which given.

THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF DELAWARE.

In witness whereof, the Borrowers have executed this Promissory Note as of the date above first written.

BORROWERS:

indiePub Entertainment, Inc.

By:	/s/ Mark Seremet
	Name:	Mark Seremet
	Title:	CEO

Zoo Games, Inc.

By:	/s/ Mark Seremet
	Name:	Mark Seremet
	Title:	CEO

Zoo Publishing, Inc.

By:	/s/ Mark Seremet
	Name:	Mark Seremet
	Title:	CEO

indiePub, Inc.

By:	/s/ Mark Seremet
	Name:	Mark Seremet
	Title:	CEO

Schedule A to Promissory Note

Date	Amount of Loan Made	Amount of Principal Repayment	Outstanding Loan Balance	Notation Made By